       1                                                 EXHIBIT 24


                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints M. R. Gerstle with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 2000 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 1, 2001





                                         /s/Theodore M. Solso
                                         ________________________
                                         Theodore M. Solso
                                         Director & Chairman and
                                         Chief Executive Officer

                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints M. R. Gerstle with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 2000 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 1, 2001






                                           /s/Robert J. Darnall
                                           ____________________
                                           Robert J. Darnall
                                           Director

                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints M. R. Gerstle with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 2000 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 1, 2001





                                           /s/John M. Deutch
                                           _________________
                                           John M. Deutch
                                           Director

                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints M. R. Gerstle with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 2000 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 1, 2001





                                           /s/W. Y. Elisha
                                           _______________
                                           W. Y. Elisha
                                           Director

                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints M. R. Gerstle with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 2000 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 1, 2001





                                           /s/Hanna H. Gray
                                           ________________
                                           Hanna H. Gray
                                           Director

                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints M. R. Gerstle with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 2000 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 1, 2001





                                           /s/James A. Johnson
                                           ___________________
                                           James A. Johnson
                                           Director

                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints M. R. Gerstle with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 2000 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 1, 2001





                                           /s/William I. Miller
                                           ____________________
                                           William I. Miller
                                           Director

                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints M. R. Gerstle with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 2000 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 1, 2001





                                           /s/William D. Ruckelshaus
                                           _________________________
                                           William D. Ruckelshaus
                                           Director

                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints M. R. Gerstle with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 2000 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 1, 2001





                                           /s/F. A. Thomas
                                           _______________
                                           F. A. Thomas
                                           Director

                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints M. R. Gerstle with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 2000 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 1, 2001





                                           /s/J. Lawrence Wilson
                                           _____________________
                                           J. Lawrence Wilson
                                           Director